SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  DECEMBER 10, 2001
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On December 10, 2001, NTL  Incorporated  issued a press release  announcing a series of cost cutting initiatives.

     The full text of the Press Release is attached to this report as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Press release, dated December 10, 2001.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: December 10, 2001

                                  EXHIBIT INDEX
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Exhibit
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99.1    Press release, dated December 10, 2001

                                                                    Exhibit 99.1
NTL LOGO

Media Release


                NTL ANNOUNCES SERIES OF COST CUTTING INITIATIVES

London (December 10, 2001) - NTL Incorporated (NYSE: NLI; Nasdaq Europe: NTLI), the UK's leading broadband services company, announced today that it is introducing a series of cost cutting initiatives:

a.       A review of all operating and capital expenses.
b.       A pay freeze for managers.
c.       A compulsory and voluntary redundancy programme.
d.       A review and removal of all non-essential consultants and contractors.

No customer serving roles are affected by the redundancy programme.

Throughout 2001, NTL has achieved significant EBITDA growth - Q3 EBITDA was (pound)132m compared with Q4 2000 EBITDA of (pound)65m - whilst reducing capital expenditure and refocusing investment on rolling out broadband services. As part of the ongoing process of improving efficiency, NTL is determined to continue to control costs.

Barclay Knapp, Chief Executive Officer of NTL said: "The initiatives being announced today are a continuation of our cost cutting programme. They are prudent in the current climate and will allow us to operate more efficiently."

Stephen Carter, Chief Operating Officer of NTL added: "Difficult times mean difficult decisions and in the UK we are determined to continue to drive down costs and improve customer service. That is why associates in customer serving roles will not be made redundant. After these initiatives have been implemented, our headcount in the UK will be approximately 13,000."

                                   -- Ends --

More on NTL:

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.7 million customers.

For further information:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com
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In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 / 07788 186 154
Malcolm Padley, Media Relations,  07788 978 199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0) 20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0) 207 909 2144, or via e-mail at investorrelations@ntl.com
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